UNITED STATES
                  SECURITIES EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                            FORM 8-K

                          CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
                        January 7, 2001

                          NEMCO, INC.
     (Exact name of registrant as specified in its charter)


        DELAWARE                            22-3656615
        --------                           ------------
(State or other jurisdiction             (I.R.S. Employer
of incorporation or organization)        Identification No.)

625 N. Michigan Avenue
Chicago, Illinois                             60611
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(Address of principal executive offices)    (Zip Code)


Registrant's telephone number             (312) 867-1052
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FORWARD LOOKING STATEMENTS

Except for the Historical Information Contained Herein, Certain Matters Discussed in this Report May Be Considered "Forward-looking Statements" Within The Meaning of The Securities Act of 1933 And The Securities Exchange Act of 1934, as Amended by The Private Securities Litigation Reform Act of 1995. Those Statements Include Statements Regarding The Intent, Belief or Current Expectations of The Company and Members of its Management as Well as the Assumptions on Which Such Statements Are Based. Prospective Investors Are Cautioned That Any Such Forward-looking Statements Are Not Guarantees of Future Performance and Involve Risks and Uncertainties, and That Actual Results May Differ Materially from Those Contemplated by Such Forward-looking Statements. Important Factors Currently Known to Management That Could Cause Actual Results to Differ Materially from Those in Forward-looking Statements Include "The Company's Operating Results Could Fluctuate, Causing Its Stock Price to Fall", "If the Company Cannot Integrate Acquired Companies in its Business, its Profitability May Be Adversely Effected", and "The Company May Not Be Able to Compete Successfully Against Other Companies." These and Additional Important Factors to Be Considered Are Set Forth in the Safe Harbor Compliance Statement for Forward-looking Statements the Company Undertakes No Obligation to Update or Revise Forward-looking Statements to Reflect Changed Assumptions, the Occurrence of Unanticipated Events or Changes to Future Operating Results.


Item 5.  Other Information

Bioincubation, Inc., on December 11, 2000 acquired all the outstanding shares of common stock of Netmedia Developments Ltd.,(hereinafter "Netmedia") a company incorporated under the laws of the United Kingdom, whereunder the Company acquired all of the outstanding shares of common stock of Netmedia. Additionally, Bioincubation effectuated a 3 for 1 reverse split of its outstanding shares of common stock prior to the acquisition of Netmedia. Bioincubation issued 13,000,000 post reverse split shares of the Company in exchange for the outstanding shares of common stock of Netmedia. The transaction has been approved by shareholders of both Bioincubation and Netmedia.

As a result of the acquisition of Netmedia, control of Bioincubation passed to the shareholders of Netmedia. Pursuant to the terms of the Acquisition Agreement, Bioincubation changed its name to Nemco, Inc. A Form 8/K was filed on December
11, 2000 disclosing the transaction.

Thereafter, Nemco was to file, within sixty (60) days of the transaction audited consolidated financial statements of Netmedia on a Form 8/K-A. Nemco however could not compile the financial statements of Netmedia and did not file the requisite Form 8/K-A. Additionally, Nemco was unable to further develop its business plan and effectively carry on operations due to market conditions. The Company was also unable to file interim financial reports on Form 10Q without incurring substantial hardship and expense.

Based on the mutual agreement between the directors and shareholders of Bioincubation and Nemco, the parties agreed to terminate the original acquisition agreement entered into on December 11, 2000 and reverse the transaction. Control of the company has now reverted back to the original Bioincubation shareholders and the name of the company shall remain Nemco.

Nemco shall now proceed as a blank check company whose principal business shall be to merge with or acquire another operating entity. Nemco shall proceed to update all its filings and become current with its reporting obligations with the Securities and Exchange Commission.


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SIGNATURES

In accordance with the requirements of the Securities Exchange
Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: January 9, 2002
Nemco, Inc.
(Registrant)

/s/ Lynden Boyne______________
Secretary